UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒ Soliciting Material Pursuant to §240.14a-12

PEOPLES FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

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FOR IMMEDIATE RELEASE

For more information, contact:

Chevis C. Swetman, President and CEO

228-435-8205

cswetman@thepeoples.com

ISS PROXY ADVISORY SERVICES RECOMMENDS VOTE FOR

PEOPLES FINANCIAL CORPORATION

PROXY PROPOSALS AT ANNUAL MEETING

Vote FOR Proposals on WHITE Proxy Card

BILOXI, MS (May 5, 2021)── Peoples Financial Corporation (the “Company”) (OTCQX Best Market: PFBX), parent of The Peoples Bank (the “Bank”), today announced that ISS Proxy Advisory Services (“ISS”), a leading independent proxy advisory firm, recommended the Company’s shareholders vote FOR the election of all six of the candidates nominated by the Board of Directors (“Board”), those being Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman, III, and Chevis C. Swetman. ISS also recommends that shareholders vote FOR the Company’s proposal to ratify Wipfli LLP as its auditors. Conversely, ISS recommends that the shareholders of the Company NOT RETURN THE GREEN PROXY CARD distributed by the Stilwell Group. Accordingly, the Company’s Board urges shareholders to: (1) vote FOR the Board’s six nominees and FOR ratification of the appointment of the independent auditors on the WHITE proxy card distributed by the Company, and (2) NOT RETURN THE GREEN PROXY CARD distributed by the Stilwell Group. The Company’s Annual Meeting of Shareholders will be held May 19, 2021.

In support of its recommendations, ISS notes that the Stilwell Group has called for the Company to consider a sale if it cannot reach average performance, but it has not presented a plan for how the Company can achieve such performance. ISS also notes that the Company has presented a strategic plan and has committed to developing a succession plan for executives. The ISS report states that the Company has outperformed the Nasdaq Community Bank Index over multiple periods of measurement, and has shown meaningful outperformance since October 5, 2020, relative to both its peers and the Nasdaq Community Bank Index. ISS concludes that there does not seem to be a compelling case that change is warranted at this time since the Stilwell Group has failed to present a detailed case for change and the Board’s strategic plan appears to address the criticisms of the Stilwell Group.

“We are pleased that ISS has agreed with the recommendations of our Nominating Committee and Board of Directors with respect to the election of directors at the 2021 Annual Meeting. We also appreciate its recognition of the Company’s strategic plan going forward,” said Chevis C. Swetman, Chairman and CEO of the Company and the Bank. “We remain dedicated to pursuing our plan as a strategy to enhance long-term value for all of our shareholders,” he added.

Founded in 1896, our Bank had $750 million in total assets as of March 31, 2021. The Peoples Bank operates 18 branches along the Mississippi Gulf Coast in Hancock, Harrison, Jackson and Stone counties. In addition to offering a comprehensive range of retail and commercial banking services, the Bank also operates a trust and investment services department that has provided customers with financial, estate and retirement planning services since 1936.

Peoples Financial Corporation’s common stock is listed on the OTCQX Best Market under the symbol PFBX. Additional information is available on the Internet at the Company’s website, www.thepeoples.com, and at the website of the Securities and Exchange Commission, www.sec.gov.

Forward-Looking Statements

This news release reflects industry conditions, Company performance and financial results and contains “forward-looking statements,’ which may include forecasts of our financial results and condition, expectations for our operations and businesses, and our assumptions for those forecasts and expectations. Do not place undue reliance on forward-looking statements. These forward-looking statements are subject to a number of risk factors and uncertainties which could cause the Company’s actual results and experience to differ materially from the anticipated results and expectation expressed in such forward-looking statements.

Factors that could cause our actual results to differ materially from our forward-looking statements are described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Regulation and Supervision” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in other documents subsequently filed by the Company with the Securities and Exchange Commission, available at the SEC’s website and the Company’s website, each of which are referenced above. To the extent that statements in this news release relate to future plans, objectives, financial results or performance by the Company, these statements are deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are generally identified by use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology.

Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. All information is as of the date of this news release. Except to the extent required by applicable law or regulation, the Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from the Company’s shareholders in connection with the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”). The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a proxy statement in connection with the Annual Meeting (the “Proxy Statement”), and advises its shareholders to read the Proxy Statement because it contains important information. Shareholders may obtain a free copy of the Proxy Statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement and these other documents may also be obtained upon request addressed to the Secretary of the Company at P.O. Box 529, Biloxi, Mississippi 39533-0529.

Certain Information Concerning Participants

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of the Company’s shareholders in connection with the Annual Meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s proxy statement related to its 2021 Annual Meeting of Shareholders, filed with the SEC on April 15, 2021.